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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 8, 2005

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

              Delaware                  1-7598              94-2359345
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    (State or Other Jurisdiction    (Commission File       (IRS Employer
          of Incorporation)              Number)         Identification No.)

         3100 Hansen Way, Palo Alto, CA                        94304-1030
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     (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

         On April 8, 2005, the Company issued a press release regarding Varian Medical Systems Names John W. Kuo Corporate Vice President and General Counsel. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

       (c)   Exhibits.

             99.1 Press Release dated April 8, 2005 regarding Varian Medical Systems Names John W. Kuo Corporate Vice President and General Counsel.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Varian Medical Systems, Inc.

                                             By:    /s/ JOSEPH B. PHAIR
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                                             Name:  Joseph B. Phair
                                             Title: Vice President,
                                                    Administration and General
                                                    Counsel

Dated:  April 8, 2005

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                                  EXHIBIT INDEX

Number                                Exhibit
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 99.1    Press Release dated April 8, 2005 regarding Varian Medical Systems
         Names John W. Kuo Corporate Vice President and General Counsel.

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